Exhibit 10.9


                                                                       EXECUTION



                           TAXI MEDALLION LOAN TRUST I

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                 By and between

                            MEDALLION FUNDING CORP.,
                                  as Depositor

                                       and

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION,
                 as Owner Trustee and in its individual capacity
            but only to the limited extent expressly set forth herein

                            Dated September 13, 2002





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                                Table of Contents


                                   ARTICLE I.
DEFINITIONS...................................................................1

         1.01.    CAPITALIZED TERMS...........................................1

                                   ARTICLE II.
ORGANIZATION..................................................................5

         2.01.    NAME........................................................5
         2.02.    OFFICE......................................................5
         2.03.    PURPOSES AND POWERS.........................................5
         2.04.    MANAGEMENT..................................................8
         2.05.    APPOINTMENT OF THE OWNER TRUSTEE...........................12
         2.06.    DECLARATION OF TRUST.......................................13
         2.07.    LIABILITIES OF OWNERS OF THE TRUST.........................13
         2.08.    SITUS OF TRUST.............................................13
         2.09.    CONTRIBUTIONS BY OWNERS....................................13

                                  ARTICLE III.
TAX STATUS OR CAPITAL ACCOUNTS AND ALLOCATIONS...............................13

         3.01.    TAX STATUS.................................................13
         3.02.    CAPITAL ACCOUNTS...........................................14
         3.03.    ALLOCATION OF NET PROFITS AND NET LOSS.....................15
         3.04.    MINIMUM GAIN...............................................15
         3.05.    PARTNER NONRECOURSE DEDUCTIONS.............................15
         3.06.    NONRECOURSE DEDUCTIONS.....................................15
         3.07.    LOSS ALLOCATION LIMITATION.................................15
         3.08.    FEDERAL TAXABLE INCOME AND LOSS............................16
         3.09.    QUALIFIED INCOME OFFSET....................................16
         3.10.    CURATIVE ALLOCATION........................................17
         3.11.    CHANGE OF TRUST INTEREST...................................17

                                   ARTICLE IV.
TRUST CERTIFICATES AND TRANSFER OF OWNERSHIP INTERESTS.......................17

         4.01.    INITIAL ISSUANCE OF TRUST CERTIFICATES.....................17
         4.02.    REGISTRATION AND TRANSFER OF TRUST CERTIFICATES............17
         4.03.    LIMITATIONS ON TRANSFER OF TRUST CERTIFICATES..............18
         4.04.    LOST, STOLEN, MUTILATED OR DESTROYED TRUST
                  CERTIFICATES...............................................19
         4.05.    PLEDGE OF RIGHTS TO DISTRIBUTIONS..........................19
         4.06.    SECTION 754 ELECTION.......................................20

                                   ARTICLE V.
ACTIONS OF THE OWNER TRUSTEE SUBJECT TO POWER OF THE OWNERS..................20




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         5.01.    ACTION UPON INSTRUCTIONS...................................20
         5.02.    ACTION BY OWNERS WITH RESPECT TO CERTAIN MATTERS...........22
         5.03.    MAJORITY CONSENT...........................................22
         5.04.    TAX MATTERS PARTNER........................................22
         5.05.    BOOKS AND RECORDS; FINANCIAL REPORTS.......................24

                                   ARTICLE VI.
INVESTMENT AND APPLICATION OF TRUST FUNDS....................................24

         6.01.    INVESTMENT OF TRUST FUNDS..................................24
         6.02.    DISTRIBUTIONS..............................................24
         6.03.    STATEMENTS.................................................25
         6.04.    METHOD OF PAYMENT..........................................26
         6.05.    NO SEGREGATION OF MONEYS; NO INTEREST......................26
         6.06.    DISTRIBUTIONS UPON TERMINATION OF TRUST....................26

                                  ARTICLE VII.
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR...................27

         7.01.    TITLE TO TRUST PROPERTY....................................27
         7.02.    BINDING EFFECT.............................................27
         7.03.    TRUST CERTIFICATES.........................................27
         7.04.    INVESTMENT COMPANY.........................................28
         7.05.    BANKRUPTCY ACTION..........................................28

                                  ARTICLE VIII.
REPRESENTATIONS AND WARRANTIES OF THE BANK...................................28

         8.01.    GOOD STANDING..............................................28
         8.02.    BINDING EFFECT.............................................28
         8.03.    CONSENTS AND APPROVALS.....................................28

                                   ARTICLE IX.
AUTHORITY AND DUTIES OF OWNER TRUSTEE........................................28

         9.01.    GENERAL AUTHORITY..........................................28
         9.02.    GENERAL DUTIES.............................................29
         9.03.    NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR
                  IN INSTRUCTIONS............................................29
         9.04.    NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR
                  INSTRUCTIONS...............................................29

                                   ARTICLE X.
CONCERNING THE OWNER TRUSTEE.................................................29

         10.01.   ACCEPTANCE OF TRUSTS AND DUTIES............................29
         10.02.   RELIANCE; ADVICE OF COUNSEL................................30
         10.03.   AGENTS.....................................................30
         10.04.   DOING BUSINESS.............................................31
         10.05.   NOT ACTING IN INDIVIDUAL CAPACITY..........................31



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                                   ARTICLE XI.
COMPENSATION OF OWNER TRUSTEE................................................31

         11.01.   OWNER TRUSTEE'S FEES AND EXPENSES..........................31
         11.02.   INDEMNIFICATION............................................32
         11.03.   PAYMENTS TO THE OWNER TRUSTEE OR THE BANK..................32

                                  ARTICLE XII.
TERMINATION OF TRUST AGREEMENT...............................................32

         12.01.   TRUST TERMINATION..........................................32

                                  ARTICLE XIII.
SUCCESSOR OWNER TRUSTEES AND ADDITIONAL TRUSTEES.............................33

         13.01.   RESIGNATION OF OWNER TRUSTEE; APPOINTMENT OF
                  SUCCESSOR..................................................33
         13.02.   APPOINTMENT OF ADDITIONAL TRUSTEES.........................34

                                  ARTICLE XIV.
MISCELLANEOUS................................................................35

         14.01.   SUPPLEMENTS AND AMENDMENTS.................................35
         14.02.   NO LEGAL TITLE TO TRUST PROPERTY IN OWNERS.................36
         14.03.   LIMITATIONS ON RIGHTS OF OTHERS............................36
         14.04.   NOTICES....................................................36
         14.05.   SEVERABILITY...............................................37
         14.06.   SEPARATE COUNTERPARTS......................................37
         14.07.   SUCCESSORS AND ASSIGNS.....................................37
         14.08.   HEADINGS...................................................37
         14.09.   GOVERNING LAW..............................................37
         14.10.   COMPLETE AGREEMENT.........................................37
         14.11.   NO PETITION................................................37
         14.12.   CONSENT TO JURISDICTION/SERVICE OF PROCESS.................37


Exhibits

Exhibit A:        Form of Trust Certificate.................................A-1
Exhibit B:        Bylaws of the Trust.......................................B-1
Exhibit C         Fee Schedule..............................................C-1







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


     AMENDED AND RESTATED TRUST AGREEMENT, dated as of September 13, 2002 (the "Trust Agreement"), by and between MEDALLION FUNDING CORP., a New York corporation ("Medallion Funding" or the "Depositor") and WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, in its individual capacity but only to the limited extent expressly set forth herein and as Owner Trustee of the trust known as TAXI MEDALLION LOAN TRUST I established pursuant to
Article II hereof (the "Trust").

     WHEREAS, the Depositor and the Owner Trustee entered into that certain trust agreement (the "Original Trust Agreement") on even date with the filing of a certificate of trust with the Office of the Secretary of State of the State of Delaware for purposes of forming the Trust as a statutory trust under the Act;

     WHEREAS, the Depositor and the Owner Trustee desire to amend and restate in its entirety the Original Trust Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

     1.01. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Act" means the Delaware Statutory Trust Act, 12 Del. C. ss. 3801, et seq.

     "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and includes each officer, director or general partner of such Person, and each Person who is the beneficial owner of more than 10% of any class of voting stock or beneficial interests of such Person. For the purposes of this definition, "control" means the power to direct or cause the direction of management and policies of such Person, whether through ownership of voting securities or otherwise.

     "Agreement" or "Trust Agreement" means this Amended and Restated Trust Agreement, as it may be further amended from time to time.

     "Bank" means Wachovia Trust Company, National Association, a national banking association, in its individual capacity and not as Owner Trustee.

     "Bankruptcy Action" means:

          (i)  Taking any action that might cause the Trust to become insolvent;

          (ii) Commencing any case, proceeding or other action on behalf of the Trust under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors;

          (iii) Instituting proceedings to have the Trust adjudicated a bankrupt or insolvent;

          (iv) Consenting to, or acquiescing in, the institution of bankruptcy or insolvency proceedings against the Trust;

          (v) Filing a petition or consenting to a petition seeking reorganization, arrangement, adjustment, or other relief on behalf of the Trust of its debts under federal or state law relating to bankruptcy;

          (vi) Seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Trust or a substantial portion of its property;

          (vii) Making any assignment for the benefit of the Trust's creditors;
     or

          (viii) Taking any action or causing the Trust to take any action in furtherance of any of the foregoing.

     "Basic Documents" means the Medallion Loan Sale and Contribution Agreement, dated as of September 13, 2002, between Medallion Funding and the Trust (the "Loan Sale and Contribution Agreement"); the Loan Sale and Exchange Agreement, dated as of September 13, 2002, between Medallion Financial Corp. and Medallion Funding (the "Exchange Agreement"); the Loan and Security Agreement, dated as of September 13, 2002, between the Trust and Merrill Lynch Bank USA (the "Loan and Security Agreement"); the Servicing Agreement, dated as of September 13, 2002, between the Trust and Merrill Lynch Bank USA; Transfer Agreement No. 3, dated as of September 13, 2002, between Medallion Funding and the Trust; the Custodial Agreement, dated as of September 13, 2002, by and among Wells Fargo Bank Minnesota, National Association, the Trust, Medallion Funding and Merrill Lynch Bank USA (the "Custodial Agreement"); the Collection Account Control Agreement, dated as of September 13, 2002, by and among the Trust, Merrill Lynch Bank USA, Medallion Funding and J.P. Morgan & Chase Co.; and the Money Market Deposit Account Control Agreement, dated as of September 13, 2002, by and among the Trust, Merrill Lynch Bank USA, Medallion Funding and any other "Loan Documents" as defined in the Loan and Security Agreement.

     "Board of Managers" has the meaning ascribed in Section 2.04 hereof.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of Delaware or New York are authorized or obligated by law to be closed.

     "Capital Account" of an Owner has the meaning ascribed in Section 3.02 hereof.

     "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, any successor statute thereto, and applicable final or temporary Department of the Treasury regulations issued pursuant thereto.



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     "Collateral Assignment of Ownership Interests" means the Collateral
Assignment of Ownership Interests, dated as of September 13, 2002, from Medallion Funding in favor of Fleet National Bank, as collateral agent for itself and the other parties from time to time a party to the Intercreditor Agreement (as defined therein).

     "Delaware Code" means the Delaware Code, as amended from time to time.

     "Designated Investments" means direct obligations of, or obligations fully and unconditionally guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States.

     "Distribution Date" means (i) the 16th Business Day of each month; or (ii) such other Business Day as the Owner Trustee is directed by the Board of Managers to make a distribution to the Owners.

     "Distribution Date Statement" has the meaning ascribed in Section 6.03 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "Expenses" has the meaning ascribed in Section 11.02 hereof.

     "Fiscal Year" means the taxable year of the Trust for federal income tax purposes, which shall be each period commencing on January 1 and ending on December 31, unless the Trust is required to adopt a different taxable year.

     "Gross Income" and "Gross Deduction" mean with respect to a Fiscal Year, items of Trust gross income and gain or gross deduction and loss, respectively, for such Fiscal Year for federal income tax purposes determined subject to the adjustments (1), (2) and (3) described in the definition herein of "Net Profits" and "Net Loss."

     "Indemnified Party" has the meaning ascribed in Section 11.02 hereof.

     "Lender" means Merrill Lynch Bank USA and any other lender under the Loan and Security Agreement and their respective successors and permitted assigns.

     "Loan" means the loan made by Lender to the Trust pursuant to the Loan and Security Agreement.

     "Manager" means a member of the Board of Managers.

     "Net Profits" and "Net Loss" mean, respectively, for each Fiscal Year, an amount equal to the Trust's taxable income or loss, respectively, for federal income tax purposes for such Fiscal Year (determined without inclusion of Gross Income or Gross Deductions specially allocated pursuant to Sections 3.04, 3.05, 3.06, 3.08 and 3.09 hereof), determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or



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



loss), with the following adjustments: (1) any income of the Trust that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Loss pursuant hereto shall be included in income; (2) any expenditures of the Trust described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Profits or Net Loss pursuant hereto, shall be deducted from income; and (3) income, gain, loss and deduction of the Trust shall be computed (i) as if the Trust had purchased any property contributed by an Owner to the Trust on the date of such contribution at a price equal to its fair market value at that date, and (ii) as if the Trust had sold any property distributed to an Owner on the date of such distribution at a price equal to its fair market value on such date.

     "Original Trust Agreement" shall have the meaning set forth in the Recitals hereto.

     "Owner" means the owner of a Trust Certificate.

     "Owner Trustee" means Wachovia Trust Company, National Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

     "Ownership Interest" means the beneficial interest in the Trust held by an Owner and represented by such Owner's Trust Certificate.

     "Ownership Percentage" means for any Owner, the Ownership Interest in the Trust held by such Owner, expressed as a percentage of the aggregate Ownership Interest of all Owners.

     "Partner Nonrecourse Debt" means a nonrecourse liability of the Trust with respect to which an Owner bears the economic risk of loss, as determined in accordance with Treasury Regulations Section 1.704-2(b)(4).

     "Partner Nonrecourse Deductions" means any deductions described in Treasury Regulations Section 1.704-2(i)(2) and (j)(1)(i) that are attributable to Partner Nonrecourse Debt.

     "Person" means any individual, sole proprietorship, partnership, limited partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     "Service" means the Internal Revenue Service.

     "Tax Matters Partner" means the Owner designated as such by the Owners pursuant to Section 5.04 hereof.

     "Transfer" means the sale, transfer or assignment of an Owner's right, title and interest in all or any portion of its Ownership Percentage in the Trust; "Transferee," "Transferor," and "Transferred" have meanings correlative thereto.



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     "Treasury Regulations" means the regulations (including any temporary regulations) issued under the Code by the Department of the Treasury, as they may be amended from time to time, or any applicable successor regulations. Any reference herein to any particular section of the Treasury Regulations shall be deemed to refer to the corresponding provision of any applicable successor regulations.

     "Trust" shall have the meaning set forth in the introductory paragraph to this Agreement.

     "Trust Certificate" means a certificate evidencing the Ownership Interest of an Owner substantially in the form of Exhibit A hereto.

     "Trust Property" means all right, title and interest of the Owner Trustee or the Trust in and to (i) the Medallion Loans and Related Assets (as defined in the Loan Sale and Contribution Agreement); (ii) any other property contributed to the Trust by or upon the order of the Depositor or the Owners from time to time; (iii) any property acquired by the Trust at the direction of the Board of Managers; (iv) funds borrowed under the Loan and Security Agreement within the Basic Documents; and (v) all distributions, payments or proceeds thereon or therefrom, but does not include any property that has been sold by the Trust both for Federal income tax purposes and under generally accepted accounting principles.

                                  ARTICLE II.
                                  ORGANIZATION

     2.01. Name. The Trust created and continued hereby shall be known as "Taxi Medallion Loan Trust I," in which name the Owner Trustee may enter into contracts and other documents and conduct the activities contemplated hereby.

     2.02. Office. The office of the Trust shall be in care of the Owner Trustee, addressed to Wachovia Trust Company, National Association, One Rodney Square, First Floor, 920 King Street, Wilmington, Delaware 19801, Attention:
Corporate Trust Administration, or at such other address within or without the State of Delaware as the Owner Trustee may designate by written notice to the Owners.

     2.03. Purposes and Powers.

          (a) The purpose of the Trust is to engage solely in the following activities, subject to any limitations contained in the Basic Documents:

               (i) to receive, acquire, own, hold, administer, service and enter into agreements for the servicing of, finance, manage, sell, assign, pledge, collect amounts due on, lease, operate and otherwise deal with the Trust Property;

               (ii) to authorize, offer, sell, transfer or deliver, or participate in the authorization, offering, issuance, sale, transfer or delivery of Trust Certificates evidencing or secured by interests in the Trust Property;

               (iii) to borrow money from one or more lenders and to pledge, assign or otherwise convey as collateral and security therefore all or any part of the Trust




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

          Property, including without limitation the borrowing and pledging contemplated under the Loan and Security Agreement and the Custodial Agreement within the Basic Documents.

               (iv) to negotiate, authorize, execute, deliver and perform, or accept by assignment, any agreement or instrument or document relating to the activities set forth in paragraphs (i), (ii) and (iii) above, including, but not limited to, the Basic Documents, and any trust agreement, sale and servicing agreement, pooling and servicing agreement, indenture, reimbursement agreement, credit support agreement, purchase agreement, indemnification agreement, placement agreement, certificate purchase agreement or underwriting agreement and related agreements, documents and certificates (including uniform commercial code financing statements); and

               (v) to do such other things and carry on any other activities which the Board of Managers determines to be necessary, convenient or incidental to any of the foregoing purposes, and have and exercise all of the power and rights conferred upon statutory trusts formed pursuant to the Act in furtherance of the foregoing.

        (b) Notwithstanding any provision of this Agreement, Trust shall be subject to the following restrictions:

               (i) other than as contemplated by the Basic Documents and related documentation, the Trust shall not incur, create or assume any indebtedness;

               (ii) the Trust shall not engage in any dissolution, liquidation, consolidation, merger or other than as contemplated by the Basic Documents and related documentation, sale of assets;

               (iii) the Trust shall not engage in any business activity not permitted hereunder or in which it is not currently engaged other than as contemplated by the Basic Documents and related documentation; and

               (iv) the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents and related documentation

          (c) In furtherance of the foregoing limitations, the Trust shall:

               (i) maintain the Trust's books and records separate from any other person or entity;

               (ii) maintain the Trust's bank accounts separate from any other person or entity;

               (iii) not commingle the Trust's assets with those of any other person or entity and maintain its assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or identify such assets and liabilities from those of any other person or entity;




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


               (iv) conduct the Trust's affairs in the name of the Trust;

               (v) other than as contemplated by the Basic Documents and related documentation, pay the Trust's liabilities and expenses only out of the Trust's funds;

               (vi) observe all formalities required under the Act;

               (vii) enter into transactions with Affiliates or the Depositor only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate;

               (viii) not guarantee or become obligated for the debts of any other entity or person;

               (ix) not hold out the Trust's credit as being available to satisfy the obligation of any other person or entity;

               (x) not acquire the obligations or securities of the Trust's Affiliates or the Depositor;

               (xi) other than as contemplated by the Basic Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

               (xii) other than as contemplated by the Basic Documents and related documentation, not pledge the Trust's assets for the benefit of any other person or entity;

               (xiii) hold the Trust out as a separate entity (except that the Trust may elect to be a disregarded entity for tax purposes)and conduct any business only in its own name;

               (xiv) correct any known misunderstanding regarding the Trust's separate identity;

               (xv) not identify the Trust as a division of any other person or entity;

               (xvi) maintain appropriate minutes or other records of appropriate actions and shall maintain its office separate from the offices of the Depositor, although it may lease space from the Depositor or any other Affiliate provided that it shall allocate fairly and reasonably any overhead for shared office space.; and

               (xvii) maintain separate financial statements showing the assets and liabilities of the Trust separate and apart from those of any other person (except that the Trust also may be included in consolidated financial statements if such consolidated financial statements contain a note stating that the Trust is a separate entity).




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


     Subject to the limitations set forth herein, the Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     2.04. Management.

          (a) Bylaws. The management of the Trust shall be governed by the Bylaws of the Trust (the "Bylaws"), a copy of which is attached hereto as Exhibit B.

          (b) Board of Managers.

               (i) General. Pursuant to the Original Trust Agreement, the management of the Trust was vested in a Board of Managers (the "Board of Managers"). The total number of members of the Board of Managers was initially and hereunder shall be five, and hereafter shall be such number as shall be fixed from time to time by a written instrument signed by at least two-thirds of the number of Managers; provided, however, that the number of Managers shall in no event be less than three nor more than twelve. Pursuant Article IV, Section 3 and Article IV, Section 12 of the Bylaws, the Owner hereby confirms the election under the Original Trust Agreement of the following initial Managers of the Trust:

               Alvin Murstein

               Andrew M. Murstein

               Michael J. Kowalsky

               Frank B. Bilotta (Independent Manager) and

               Bernard J. Angelo (Independent Manager) to serve until their successors are elected and qualified.

               (ii) Independent Managers. Two of the members of the Board of Managers shall be Managers who are not and for the prior five years have not been (1) stockholders (whether direct, indirect or beneficial, other than by mutual fund), directors, officers, members, managers (other than Independent Managers of the Trust), partners, employees, attorneys, counsel, customers or suppliers of the Owners or any of the Owners' Affiliates (the Owners and such Affiliates, "Related Owner Group"); (2) persons related within the second degree of consanguinity (within first cousins and grandparents and grandchildren to any person referred to in clause (1); or (3) trustees, conservators or receivers for any member of the Related Owner Group; and have prior experience as an independent director for a corporation or other legal entity whose charter documents required the unanimous consent of all independent directors thereof before such entity could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy (the "Independent Managers").



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



               Notwithstanding the foregoing, with respect to each other only, the Independent Managers may be (1) stockholders (whether direct, indirect or beneficial), directors, officers, members, partners, employees, attorneys, counsel, customers or suppliers of the same legal entity or any of the foregoing's Affiliates (the "Related Independent Manager Group"); and (2) persons related to any person referred to in clause (1) of this paragraph.

               The Owners shall cause the Board of Managers at all times to have at least two Independent Managers who, except as aforesaid, will be elected by the Owners pursuant to Article IV, Section 3 of the Bylaws. To the fullest extent permitted by the Act, the Independent Managers shall consider only the interests of the Trust, including its respective creditors, in acting or otherwise voting on the matters involving the Trust. No resignation or removal of an Independent Manager, and no election of a successor Independent Manager, shall be effective until the successor Independent Manager shall have accepted his or her election by a written instrument. All right, power and authority of the Independent Managers shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in the certificate of trust or this Agreement. No Independent Manager shall at any time serve as trustee or examiner in the bankruptcy case for any Affiliate of the Trust.

               (iii) Term. Each Manager shall hold office during the continued term of the Trust until she or he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or if sooner, until the next meeting of Owners called for the purpose of electing Managers and until the election and qualification of her or his successor. In the event that less than the majority of the Managers holding office have been elected by the Owners, the Managers then in office shall call an Owners' meeting for the election of Managers. The Managers named in Section 2.04(b)(i) hereof shall be deemed to have been elected by the Owners. Any Manager may resign at any time by written instrument signed by her or him and delivered to any Officer of the Trust or to the secretary of any meeting of the Managers. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Manager resigning and no Manager removed shall have any right to any compensation for any period following her or his resignation or removal, or any right to damages on account of such removal. The Owners may elect Managers at any meeting of Owners called by the Managers for that purpose. Any Manager may be removed at any meeting of Owners by a majority vote of the Owners. Any Manager may be removed with or without cause at any time by written instrument signed by at least two-thirds of the number of Managers prior to such removal, specifying the date when such removal shall become effective.

               (iv) Powers. Subject to the limitations set forth in this Agreement, the Owners hereby grant the Board of Managers and the Officers (as defined herein) the exclusive authority to act on behalf of the Owners and the Trust in implementing the following activities:
          (1) acquiring, owning, holding, and otherwise engaging in transactions with respect to the Trust Property (including borrowings secured by Trust Property) with a view toward the maximization of the value of and disposition of such Trust Property; (2) making such representations and warranties on behalf of the Trust regarding the Trust Property and entering into such agreements on behalf of the Trust as are customary for transactions of the type set forth in clause (1); and (3) performing such activities on behalf of the Trust that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith or that may be required in connection with the conservation of the assets and distributions to the Owners; all on such terms and conditions as the Board of Managers deems desirable, and evidenced by such instruments, agreements, powers of attorney, or other documents as the Board of Managers may approve, as conclusively evidenced by the execution thereof; provided, however, that the Managers and Officers may not take any action(s) or instruct the Owner Trustee to take any action(s) that would cause the Trust (x) to become subject to registration as a broker or dealer under Section 15(a) of the Exchange Act, (y) to become subject to compliance with Section 15(c)(3) of the Exchange Act or (z) to become a "taxable mortgage pool" within the meaning of Code
          Section 7701(i). In connection therewith, the Managers shall not (1) hold the Trust out as being willing to buy and sell securities on a regular basis; (2) provide market quotes with respect to securities;
          (3) furnish advice to third parties regarding the purchase, sale or value of securities; (4) extend or arrange for the extension of credit in connection with the purchase by others of securities; (5) maintain a dealer inventory of securities; or (6) attempt to obtain customers.

               (v) Actions and Meetings. Any meeting of the Board of Managers or action taken by the Board of Managers shall be conducted in accordance with the Bylaws. Unless otherwise provided by this Agreement or the Bylaws, any action required or permitted to be taken at any meeting of the Board of Managers or of any committee thereof may be taken without a meeting by unanimous written consent of the Managers or committee members (or by written consent of a majority of the Managers if the President of the Trust determines that such exceptional circumstances exist, and are of such urgency, as to make unanimous written consent impossible or impractical, which determination shall be conclusive and binding on all Managers and not otherwise subject to challenge) and the writing or writings are filed with the minutes of proceedings of the Board of Managers or committee.

               Except as otherwise provided in this Agreement or the Bylaws, all powers to control and manage the business and affairs of the Trust shall be exclusively vested in the Board of Managers and the Board of Managers may exercise all powers of the Trust and do all such lawful acts as are not by statute, the Trust Certificate or this Agreement directed or required to be exercised or done by the Owners and in so doing, except as provided otherwise in this Agreement, shall have the right and authority to take all actions which the Board of Mangers deems necessary, useful or appropriate for the management and conduct of the business of the Trust.

     (c) Officers. The Trust shall have officers who are appointed by the Board of Managers. The officers of the Trust shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer (the "Officers"). The initial Officers of the Trust, as appointed under the Original Trust Agreement shall continue to be:

          President:                Andrew M. Murstein
          Vice President:           Alvin Murstein
          Treasurer:                Michael J. Kowalsky
          Secretary:                Michael J. Kowalsky

          The powers and duties of each Officer shall be as follows:

               (i) The President. The President shall have, subject to the supervision, direction and control of the Board of Managers, the general powers and duties of supervision, direction and management of the affairs and business of the Trust usually vested in the president of a corporation, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Trust.

               (ii) The Vice Presidents. Each Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Managers or the President.

               (iii) The Secretary. The Secretary shall attend meetings of the Board of Managers and meetings of the Owners and record all votes and minutes of all such proceedings in a book kept for such purpose. He or she shall have all such further powers and duties as generally are incident to the position of a secretary of a corporation or as may from time to time be assigned to him or her by the Board of Managers or the President.

               (iv) The Treasurer. The Treasurer shall have custody of the Trust's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Board of Managers. The Treasurer shall also maintain adequate records of all assets, liabilities, and transactions of the Trust and shall see that adequate audits thereof are currently and regularly made. The Treasurer shall have such other powers and perform such other duties that generally are incident to the position of a treasurer of a corporation or as may from time to time be assigned to him or her by the Board of Managers or the President. The Treasurer shall also have such powers and perform such other duties as expressly set forth in this Agreement.

          (d) (i) Indemnification of the Managers and Officers. Unless otherwise provided in this Agreement or the Bylaws, the Trust shall indemnify, save harmless, and pay all judgments and claims against any Manager or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by any Manager or Officer, in their capacity as such, in connection with the business of the Trust, including reasonable attorneys' fees incurred by the Manager or Officer in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred. Unless otherwise provided in the Bylaws or herein, in the event of any action by any Owner against any Manager or Officer, in their capacity as such, including a derivative suit, the Trust shall indemnify, save harmless, and pay all expenses of such Manager or Officer, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the provisions of this Agreement or the Bylaws, this Section shall be enforced only to the maximum extent permitted by law and no Manager or Officer shall be indemnified from any liability for the fraud, intentional misconduct, gross negligence or a knowing violation of the law which was material to the cause of action.

               (ii) Notwithstanding anything to the contrary herein or any other documents governing the formation, management or operation of the Trust to the contrary, any indemnification shall be fully subordinated to any obligations respecting the Loan and shall not constitute a claim against the Trust in the event that the cash flow of the Trust after payment of all obligations under the Loan is insufficient to pay such obligations.

     (e) Rights and Powers of the Owner. The Owner shall not have any right or power to take part in the management or control of the Trust or its business and affairs or to act for or bind the Trust in any way. Notwithstanding the foregoing, the Owner has all the rights and powers specifically set forth in this Agreement and, to the extent not inconsistent with this Agreement, in the Act. The Owner has no voting rights except with respect to those matters specifically set forth in this Agreement and, to the extent not inconsistent herewith, as required in the Act.

     (f) Owner Trustee. The Owner Trustee shall be a trustee under the Act for the sole and limited purpose of satisfying Section 3807 thereof and shall otherwise have no right, power or duties in respect of the management of the Trust except as expressly set forth herein.

     (g) Bankruptcy or Similar Proceedings. Notwithstanding any other provision of this Agreement, for so long as any debt of the Trust remains outstanding, no action may be taken by the Trust (whether by the Board of Managers, or otherwise) in connection with any of the following matters:

               (i) to the extent that the provisions of Section 5.01(c) hereof are inapplicable, (1) the institution of proceedings to have the Trust adjudicated bankrupt or insolvent; (2) the filing of a petition seeking or consenting to reorganization or relief under any applicable federal or state bankruptcy law; or (3) consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property;

               (ii) the merger of the Trust with any other entity;

               (iii) the sale of all or substantially all of the Trust's assets (other than by foreclosure on any Trust Property pledged for any authorized borrowing by the Trust); or the amendment of this Agreement;

               (iv) the termination, revocation, dissolution or liquidation, in whole or in part, of the Trust.

     2.05. Appointment of the Owner Trustee. The Depositor hereby confirms the appointment under the Original Trust Agreement of the Bank as trustee of the Trust to have all the rights, powers and duties set forth herein and in the Act. The Bank confirms the receipt on the date of the Original Trust Agreement in trust from the Depositor of $10, constituting the initial Trust Property.

     2.06. Declaration of Trust. The Owner Trustee hereby declares that it will continue to hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners. To the fullest extent permitted by law, no creditor of the Owner Trustee, in its individual capacity, shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of this Trust Agreement.

     2.07. Liabilities of Owners of the Trust. The liabilities and obligations of the Trust shall be limited to the Trust Property; provided, however, that the Owners shall be jointly and severally liable for all liabilities and obligations of the Trust to the Owner Trustee and that such liabilities and obligations shall not be limited to Trust Property and/or to the amount of distributions each Owner has received in respect of its Trust Certificate; provided further, however, that in any event an Owner shall be liable only for obligations of the Trust arising during the period of time in which such Owner was registered as an Owner in accordance with Section 4.02 hereof. The Owners shall have rights of contribution from each other with respect to such liabilities and obligations for which the Owners are jointly and severally liable, in proportion to their respective Ownership Percentages at the time the liabilities or obligations with respect to which contribution is sought arose. Such rights of contribution shall survive termination of this Agreement.

     2.08. Situs of Trust. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Act and that this Agreement constitute the governing instrument of the Trust. The Owner Trustee hereby confirms having filed on even date with the entering into of the Original Trust Agreement a certificate of trust relating to the Trust with the Office of the Secretary of State of the State of Delaware. The Trust's principal office shall be 437 Madison Avenue, New York, New York 10022, and any Manager or Officer may perform his or her duties in or outside of the State of Delaware.

     2.09. Contributions by Owners. On even date with the entering into of the Original Trust Agreement, the Depositor made a contribution to the Trust consisting of $10.

                                  ARTICLE III.
                 TAX STATUS OR CAPITAL ACCOUNTS AND ALLOCATIONS

     3.01. Tax Status. For so long as there is only one Owner (holding 100% of the Trust Certificates representing the entire beneficial interest of the Trust), then (i) the Trust shall be disregarded as a separate entity pursuant to Treasury Regulations Section 301.7701-2I(2), (ii) the Trust shall not have a separate tax identification number, but rather the tax identification number of the Owner or a parent of the Owner shall be used with respect to its assets or transactions, (iii) all items of gross income, deduction, loss or credit for a Fiscal Year, or applicable portion thereof, shall be allocated to such Owner and
(iv) Sections 3.02 through 3.11, 4.06 and 5.04 hereof shall have no operative effect.

     However, in the event that there is more than one Owner, then (i) the Trust shall be treated and taxed as a partnership and the Owners treated as partners in such partnership, for federal, state and local tax purposes (and each Owner and the Owner Trustee will act strictly in accordance therewith), (ii) the Trust shall apply for a separate tax identification number and (iii) any Net Profit or Net Loss for a Fiscal Year or any applicable portion thereof shall be determined and allocated to the Owners according to Sections 3.02 through 3.11 hereof.

     3.02. Capital Accounts. A separate Capital Account shall be established and maintained for each Owner. The Capital Account of each Owner: (a) shall be credited with (i) the amount of cash and the agreed upon fair market value of any property contributed by such Owner to the Trust (net of liabilities secured by such contributed property that the Trust is considered to assume or take subject to under Section 752 of the Code), (ii) such Owner's allocable share of any Net Profits and Gross Income, and (iii) such Owner's share of other items required to be credited thereto under Treasury Regulations Section 1.704-1(b)(2)(iv); and (b) shall be debited with (i) the amount of cash and the fair market value of any property distributed to such Owner (net of liabilities secured by such distributed property that such Owner is considered to assume or take subject to Section 752 of the Code) under Section 6.02, (ii) such Owner's allocable share of any Net Loss, and items of Gross Deduction, and (iii) such Owner's share of other items required to be debited thereto under Treasury Regulations Section 1.704-1(b)(2)(iv). Any adjustments to the tax basis of Trust Property under Code Sections 732, 734 or 743 will be reflected as adjustments to the Capital Accounts of the Owner only in the manner and to the extent provided in Treasury Regulations Section 1.704-1(b)(2)(iv)(m). If any property of the Trust is to be distributed in kind, such property shall be distributed on the basis of its fair market value after the Owners' Capital Accounts have been adjusted to reflect the manner in which any unrealized gain and loss with respect to such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Owners if there were a taxable disposition of the property for its fair market value in the manner provided in Treasury Regulations Section 1.704-1(b)(2)(iv)(e).

     In the event of (x) an additional capital contribution by an existing or an additional Owner of more than a de minimis amount which results in a shift in Ownership Percentages, (y) the distribution by the Trust to an Owner of more than a de minimis amount of property or cash as consideration for an interest in the Trust, or (z) the liquidation of the Trust within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), the book basis of the Trust Property shall be adjusted to fair market value and the Capital Accounts of all the Owners shall be adjusted simultaneously to reflect the aggregate net adjustment to book basis as if the Trust recognized gain and loss equal to the amount of such aggregate net adjustment; provided, however, that adjustments resulting from clauses (x) and (y) above shall be made only if and to the extent that the Board of Managers so agree and shall have reasonably determined that such adjustments are necessary or appropriate to reflect the relative economic interests of the Owners.

     In the event that Trust Property is subject to Section 704 of the Code or is revalued on the books of the Trust in accordance with the preceding paragraph pursuant to Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations, the Owners' Capital Accounts shall be adjusted in accordance with Section 1.704-1(b)(2)(iv)(g) of the Treasury Regulations for allocations to the Owners of depreciation, amortization and gain or loss, as computed for book purposes (and not tax purposes) with respect to such property.

     These provisions and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations
Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. The Transferee of all or a portion of an Owner's Ownership Interest in the Trust shall succeed to that portion of the Owner's Capital Account which is allocable to the portion of the Ownership Interest Transferred.

     3.03. Allocation of Net Profits and Net Loss. Subject to Sections 3.04, 3.05, 3.06, 3.07, 3.08, 3.09 and 3.10 hereof, Net Profits and Net Loss for a Fiscal Year shall be determined and allocated to the Owners as follows:

        (a) Net Profits. Net Profits for a Fiscal Year shall be allocated among the Owners in proportion to their respective Ownership Percentages.

        (b) Net Loss. Net Loss for a Fiscal Year shall be allocated among the Owners in proportion to their respective Ownership Percentages.

     3.04. Minimum Gain. Notwithstanding anything to the contrary in this
Article III, if during any Fiscal Year of the Trust there is a net decrease in Trust minimum gain (as such term is defined by Treasury Regulations Sections 1.704-2(b)(2) and (d) with respect to partnership minimum gain), then each Owner shall be allocated Gross Income for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in the manner provided in Treasury Regulations Sections 1.704-2(f) and (j). Likewise, if there is a net decrease during any Fiscal Year in the minimum gain attributable to a Partner Nonrecourse Debt (as determined under Treasury Regulations Section 1.704-2(i)(3) with respect to partner nonrecourse debt), then any Owner with a share of the minimum gain attributable to such debt at the beginning of such Fiscal Year shall be allocated items of Gross Income for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in the manner provided in Treasury Regulations Section 1.704-2(i)(4). This Section 3.04 is intended to comply with, and shall be interpreted to be consistent with, the minimum gain chargeback requirements of Treasury Regulations Section 1.704-2.

     3.05. Partner Nonrecourse Deductions. Gross Deductions which are Partner Nonrecourse Deductions for any Fiscal Year of the Trust shall be allocated to the Owner that bears the economic risk of loss with respect to the loan to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i).

     3.06. Nonrecourse Deductions. Nonrecourse deductions for a Fiscal Year (as defined in Treasury Regulations Sections 1.704-2I and (j)(ii)) shall be allocated among the Owners in proportion to their respective Ownership Percentages.

     3.07. Loss Allocation Limitation. Notwithstanding any other provision in this Article III, unless otherwise agreed to by such Owner, no Owner shall be allocated Net Losses or Gross Deductions in any taxable year which would cause or increase a Capital Account deficit (determined with the adjustments set forth in the last sentence of Section 3.09 hereof) for such Owner as of the end of such taxable year and any such Net Losses and Gross Deductions shall instead be specially allocated to the other Owners in proportion to their respective Ownership Percentages to the extent such allocation does not cause or increase such a deficit for such

Owner. All Net Losses and Gross Deductions in excess of the limitation set forth in the preceding sentence shall be allocated to the Owners in proportion to their Ownership Percentages. If any Net Losses or Gross Deductions are specially allocated pursuant to the first sentence of this Section 3.07, future allocations of Net Profits in the amount of such Net Losses and Gross Deductions otherwise allocable in accordance with Section 3.03(a) hereof shall be allocated to the Owners to whom such Net Losses and Gross Deductions were specially allocated, as provided in Section 3.10 hereof.

     3.08. Federal Taxable Income and Loss.

        (a) Allocation of Taxable Income. Except as otherwise provided in paragraph (b) of this Section 3.08, taxable income, gain, loss or deduction of the Trust (as well as any credits and the basis of property to which such credits apply) as determined for federal income tax purposes shall be allocated in the same manner as the corresponding income, gain, loss or deduction is allocated for purposes of adjusting Capital Accounts under this Article III.

        (b) Section 704(c) Allocation. Any item of income, gain, loss and deduction for federal income tax purposes with respect to any Trust property that has been contributed by an Owner to the capital of the Trust and which is required to be allocated for federal income tax purposes under Section 704(c) of the Code so as to take into account the variation between the adjusted tax basis of such property and its agreed upon fair market value at the time of its contribution shall be allocated to the Owners solely for federal income tax purposes in the manner so required. In the event of the occurrence of any event described in clause (x), (y) or (z) of the second paragraph of Section 3.02 hereof, subsequent allocations of income, gain, loss and deduction with respect to such property shall take account of any variation between the adjusted basis of such property to the Trust for federal income tax purposes and its fair market value immediately after the adjustment in the same manner as under
Section 704(c) of the Code and the Treasury Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Board of Managers in a manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.08(b) are solely for income tax purposes and shall not affect, or in any way be taken into account in computing, for book purposes, any Owner's Capital Account pursuant to any provision of this Agreement.

     3.09. Qualified Income Offset. In the event that at any time any Owner receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(5) or (6) that create or increase a deficit balance in its Capital Account, then the next allocation of Gross Income that would otherwise have been allocated to the other Owners shall be specially allocated to such Owner in an amount and in a manner sufficient to eliminate the deficit balance in such Capital Account created by such adjustments, allocations, or distributions as quickly as possible. Solely for purposes of this Section 3.09 (and Section 3.07), in determining whether an Owner has a deficit Capital Account at any time, such Owner's Capital Account shall be (x) increased by that amount that such Owner is treated as being obligated to restore pursuant to the next to last sentences of Treasury Regulations Sections 1.704-2(g)(1) and (i)(5) (determined after taking into account thereunder any changes during such Fiscal Year in any Trust minimum gain and in minimum gain attributable to any Partner Nonrecourse Debt, as described in Section 3.04 hereof) and (y) decreased by the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii) (d), (5) and (6).

     3.10. Curative Allocation. Any special allocations pursuant to Sections
3.07 and 3.09 hereof shall be taken into account in computing subsequent allocations pursuant to Article III, so that to the extent it is in accordance with the rules of the Treasury Regulations under Section 704(b), the net adjustment to the Capital Account of each Owner from allocations of Net Profits, Net Losses, Gross Income and Gross Deductions allocated to each Owner pursuant to Article III shall be equal to the net adjustment to such Capital Account from the allocations of Net Profits and Gross Income and Gross Deductions that would have been allocated to each Owner pursuant to the provisions of Article III if the adjustments, allocations, or distributions and the resulting special allocations pursuant to such Sections had not occurred.

     3.11. Change of Trust Interest. Subject to Section 706 of the Code and to any applicable Treasury Regulations, Net Profits, Gross Income, Net Loss, Gross Deductions and items of income, gain, loss, deduction and credit for federal income tax purposes for a Fiscal Year that are attributable to any Ownership Interest that is Transferred or assigned during such Fiscal Year shall be allocated between (i) the portion of the Fiscal Year during which the Ownership Interest in the Trust was held by the Transferor and (ii) the portion of the Fiscal Year during which the Ownership Interest was held by the Transferee on the basis of an interim closing of the books method or any other method chosen by the Board of Managers and permitted under Section 706 of the Code.

                                  ARTICLE IV.
             TRUST CERTIFICATES AND TRANSFER OF OWNERSHIP INTERESTS

     4.01. Initial Issuance of Trust Certificates. As of the date of the Original Trust Agreement, the Owner Trustee issued and delivered on behalf of the Trust to Medallion Funding, a Trust Certificate registered in the name of "Medallion Funding Corp." evidencing a 100% Ownership Percentage.

     4.02. Registration and Transfer of Trust Certificates.

        (a) The Owner Trustee shall maintain at its office referred to in
Section 2.02 hereof, or at the office of any agent appointed by it and approved in writing by the Owners at the time of such appointment, a register showing a record of the initial issuance of Trust Certificates, a record of each Transfer of Trust Certificates including the time and date thereof, the names of the Owners of the Trust Certificates and their respective Ownership Percentages. Prior to due presentment for registration of Transfer of any Trust Certificate, the Owner Trustee may treat the person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving payments on such Trust Certificate pursuant to Sections 6.02 and 6.06 hereof and for all other purposes whatsoever, whether or not the Owner Trustee shall have notice to the contrary. (For purposes of this Agreement, due presentment of a Trust Certificate requires presentation of all documents and instruments required by this Agreement as a condition to the registration of the Transfer of the Ownership Percentage evidenced by such Trust Certificate.)

        No service charge shall be made to an Owner for any registration of Transfer of a Trust Certificate, but the Owner Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of Transfer of a Trust Certificate and any reasonable expenses of the Owner Trustee (including reasonable fees and expenses of counsel).

        (b) Subject to the provisions of Section 4.03 hereof, the Owner of any Trust Certificate may Transfer all or any portion of the Ownership Percentage evidenced by such Trust Certificate upon the surrender of such Trust Certificate to the Owner Trustee or its agent accompanied by the written consent required pursuant to Section 4.03 hereof. Promptly upon the receipt of such documents,
(i) the Owner Trustee shall cancel any Trust Certificate surrendered for Transfer; (ii) if applicable, the Owner Trustee shall issue to the Transferor a new Trust Certificate representing an Ownership Percentage equal to the Ownership Percentage retained by the Transferor and dated the date of such Transfer; (iii) the Owner Trustee shall issue to each Transferee a new Trust Certificate representing an Ownership Percentage equal to the Ownership Percentage that was Transferred to such Transferee and dated the date of such Transfer; and (iv) the Owner Trustee shall register the new Trust Certificates in the name of the Transferor (if applicable) and each Transferee and record their respective Ownership Percentages existing after the Transfer in accordance with Section 4.02(a) hereof. Other than as provided in this paragraph (b), an Owner shall not have the right to surrender its Trust Certificate in exchange for two or more Trust Certificates evidencing lesser Ownership Interests.

        (c) Upon Transfer of all of an Owner's Ownership Interest, the Transferor shall be released from all of the duties, liabilities and obligations of an Owner under this Agreement arising from and after the time of such Transfer; provided, however, that the Transferor shall remain obligated with respect to all duties, liabilities and obligations under this Agreement arising during the period commencing on the date such Owner became registered as an Owner in accordance with this Section 4.02 and terminating at the time such Transfer becomes effective in accordance with this Section 4.02, and the Transferee shall assume in writing all duties, liabilities and obligations of an Owner under this Agreement arising from and after the time of such Transfer (subject to any subsequent Transfers by it in accordance with the terms and conditions hereof).

        (d) Upon reasonable notice, each Owner shall have the right to inspect the register of Trust Certificates during business hours of the Owner Trustee for the purpose, among other things, of communicating with the other Owners.

     4.03. Limitations on Transfer of Trust Certificates.

        (a) An Owner may Transfer all or a portion of its Ownership Interest only upon the approval of the Board of Managers or pursuant to an agreement approved by the Board of Managers and, in either case, only in conformity with the Loan and Security Agreement as long as any amount remains unpaid under the Loan; provided, however, that an Owner may Transfer all or a portion of its Ownership Interest to the collateral agent without the consent of the Board of Managers upon (i) the occurrence and during the continuance of an Event of Default and (ii) the Standback Termination Date, as such terms are defined in the Collateral Assignment of Ownership Interest.

        (b) No Transfer of a Trust Certificate will be made, and the Owner Trustee shall not be obligated to register any Transfer of a Trust Certificate, unless such Transfer is made pursuant to an effective registration statement under the Securities Act and in compliance with each applicable state securities laws or is exempt from the registration requirements of the Securities Act and such laws. Each Owner, by purchasing or otherwise acquiring ownership of a Trust Certificate, is deemed to have acknowledged and agreed that such Transfer complies with the registration provisions or exemptions from the Securities Act, applicable state securities laws or the Investment Company Act of 1940, as amended. By its ownership of a Trust Certificate, and unless otherwise provided pursuant to an opinion of counsel to the Trust concluding that adverse consequences under the federal securities laws would not result, each Owner will be deemed to have represented that it is an institutional Accredited Investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and a Qualified Purchaser within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended. The Owner Trustee shall not be responsible for ascertaining whether any Transfer complies with the registration provisions or exemptions from the Securities Act, applicable state securities laws or the Investment Company Act of 1940, as amended.

        (c) Each Owner by purchase of a Trust Certificate is deemed hereby to have acknowledged and agreed that such Owner is not an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which is subject to the provisions of Title I of ERISA, a plan (as defined in Section 4975(e)(1) of the Code, other than a governmental or church plan described in Section 4975(g)(2) or (3) of the
Code) which is subject to Section 4975 of the Code, a no governmental plan subject to any federal, state or local law, which is, to a material respect, similar to the foregoing provisions of Title I of ERISA or Section 4975 of the Code (a "Similar Law"), (each of the foregoing plans a "Plan") or an entity whose underlying assets include "plan assets" by reason of a Plan's investment in the entity. Each prospective purchaser of a Trust Certificate or any interest therein, by purchasing a Trust Certificate or any interest therein, represents that it is not a Plan or an entity whose underlying assets include "plan assets" by reason of a Plan's investment in the entity.

     The Owner Trustee shall not be required to register any Transfer of a Trust Certificate within ten Business Days preceding any Distribution Date.

     4.04. Lost, Stolen, Mutilated or Destroyed Trust Certificates. If (i) any mutilated Trust Certificate is surrendered to the Owner Trustee, or (ii) the Owner Trustee receives evidence to its satisfaction that any Trust Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to hold it harmless, the Owner Trustee shall execute and deliver a new Trust Certificate representing the same Ownership Percentage as the Trust Certificate so mutilated, destroyed, lost or stolen, bearing a different certificate number, with such notations, if any, as the Owner Trustee shall determine.

     Any duplicate Trust Certificate issued pursuant to this Section 4.04 shall constitute complete and indefeasible evidence of ownership of such Trust Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     4.05. Pledge of Rights to Distributions. Subject to Section 4.03 hereof, an Owner may pledge, encumber or hypothecate all or any part of its Trust Certificate and its rights to receive distributions hereunder. Any such pledge, encumbrance or hypothecation shall not constitute a Transfer of an Ownership Interest in the Trust. Unless the foreclosure of any such pledge, encumbrance or hypothecation meets the requirements of Section 4.03 hereof and is registered in accordance with Section
4.02 hereof, such foreclosure shall not constitute a Transfer of an Ownership Interest in the Trust and the holder of the related Trust Certificate following such foreclosure shall not be entitled to any rights as an Owner under this Agreement, other than the right to receive distributions under this Agreement as contemplated by the first sentence of this Section.

     4.06. Section 754 Election. In the event a Transfer of a Trust Certificate occurs which satisfies the provisions of Section 743 of the Code, the Trust shall, if requested to do so by the Transferee, and the Board of Managers deem doing so advisable, elect, pursuant to Section 754 of the Code, to adjust the basis of the Trust Property to the extent allowed by such Section 743 and shall cause such adjustments to be made and maintained. Any additional accounting expenses incurred by the Trust in connection with making or maintaining such basis adjustment shall be reimbursed to the Trust by the Transferee of such Trust Certificate who benefits from the making and maintenance of such basis adjustment.

                                   ARTICLE V.
           ACTIONS OF THE OWNER TRUSTEE SUBJECT TO POWER OF THE OWNERS

     5.01. Action Upon Instructions.

        (a) Subject to the terms of this Agreement and in accordance with the terms of the Basic Documents, the Board of Managers may by written instruction direct the Owner Trustee in the discharge of its limited duties specifically set forth herein or in the Act. Notwithstanding any instruction to the contrary by the Owners or the Board of Managers, in no event shall the Owner Trustee take any action which would have the effect of discharging the security interest created under the Loan and Security Agreement with respect to the Collateral as defined therein, except such action taken in accordance with the Loan and Security Agreement. Such direction may be exercised at any time by written instruction given by an Officer pursuant to this Article V.

        (b) The Owner Trustee shall take such action or actions as may be specified in any direction delivered in accordance with Section 5.01(a) hereof; provided, however, that the Owner Trustee shall not be required to take any such action if the Bank shall have reasonably determined, or shall have been advised by counsel, that such action (A) is contrary to the terms hereof or of any document contemplated hereby to which the Owner Trustee is a party or is otherwise contrary to law or (B) is likely to result in liability on the part of the Bank, unless the Owners shall have provided to the Bank indemnification or security reasonably satisfactory to the Bank against all costs, expenses and liabilities arising from the Owner Trustee's taking such action.

        (c) Subject to Section 7.05, the Trust is not intended to be a business trust within the meaning of Section 109(9)(A)(v) of the Bankruptcy Code. None of the Owner Trustee, the Board of Managers, the Officers, the Depositor and the Owners shall have the power to (i) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the assets of the Trust, (v) make any assignment for the benefit of the Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (each a "Bankruptcy Action"); provided, however, if the foregoing limitation is finally determined by a court of competent jurisdiction not to be enforceable under the Bankruptcy Code or applicable state law, then the Owner Trustee shall not be authorized to take the actions specified in the preceding clauses (i) through (vii), or any of them, unless the Owner Trustee receives, at the sole expense of the Owners, (A) the unanimous written consent thereto of the Board of Managers (including the two Independent Managers), who shall be required at such time to certify to the Owner Trustee that the Trust is then "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code, (B) the written confirmation by independent accountants to the Trust as to the "sum of the Trust's debts", (C) the written confirmation by an outside valuation expert, having reasonable expertise in the valuation of assets, as to the value of "all of the Trust's property, at a fair valuation" and (D) a written opinion by outside counsel to the Trust, having reasonable expertise in practice under the Bankruptcy Code, as to the validity of any exclusions from such valuation that are asserted to be applicable pursuant to said Section 101(32) and stating that the conditions precedent set forth in clauses (A) through (C) above have been satisfied. The Owner Trustee shall be fully protected in relying upon the documents referred to in the preceding clauses (A) through (D) and shall have no duty to verify or investigate the conclusions stated therein. The Owner Trustee, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Trust, or join in any institution against the Trust of, any Bankruptcy Action in connection with any obligations relating to this Agreement or any of the other Basic Documents.

        (d) Action by Owners with Respect to Bankruptcy. Subject to
Section 7.05, the Trust, the Board of Managers and the Owner Trustee shall not have the power to commence a voluntary Bankruptcy Action relating to the Trust unless the conditions specified in Section 5.01(c) are satisfied and the Trust is "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code and the Owner Trustee, the Board of Managers (including the two Independent Managers) and each Owner unanimously vote in favor of such action. The Owner Trustee, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Trust, or join in any institution against the Trust of, any Bankruptcy Action in connection with any obligations relating to this Agreement or any of the other Basic Documents.

        (e) Restrictions on Owners' Power. No Owner, Manager or Officer shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

        (f) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement that specifically calls for the Owner Trustee to take any action, or such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action which the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Board of Managers, requesting instructions as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with written instructions received from the Board of Managers through an Officer, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within fifteen days of such notice (or within such shorter period of time as reasonably may be specified in such notice) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction; provided, however, that the Owner Trustee may not file or cause to be filed income tax returns for the Trust for federal, state and local income tax purposes as other than a partnership, unless it has received the unanimous written consent of the Board of Managers. Upon reasonable request of any Owner, the Owner Trustee shall communicate with the other Owners, if any, concerning any instructions or actions sought by such Owner pursuant to this Section 5.01.

        (g) The Owner Trustee shall, subject to this Section 5.01 and
Section 10.01 hereof, and solely in connection with the limited duties that are specifically set forth herein as duties of the Owner Trustee, act in accordance with the instructions given to it by the Board of Managers through an Officer, and to the extent the Owner Trustee acts in good faith in accordance with such instructions, the Owner Trustee shall not be liable on account of such action to any Person.

     5.02. Action by Owners with Respect to Certain Matters. In the event that there is more than one Owner and any adverse determination is made by the Service or by any court with respect to the classification of the Trust as a partnership for federal income tax purposes, the Tax Matters Partner shall, by written notice to the Board of Managers, describe the circumstances and seek instructions as to the course of action to be followed. The Tax Matters Partner shall contest such adverse determination if so instructed by the Board of Managers and, to the extent the Tax Matters Partner acts in accordance with such instructions, the Tax Matters Partner shall not be liable on account of such action to any Person. If the Board of Managers instructs the Tax Matters Partner to contest any such adverse determination, the costs thereof shall be borne by all Owners, in proportion to their respective Ownership Percentages. If the Board of Managers decides not to contest any such adverse determination, but an Owner, acting in its individual capacity, instructs the Tax Matters Partner to contest any such adverse determination, all costs thereof shall be borne by such Owner personally.

     5.03. Majority Consent. Except where a different percentage or amount is specified herein, any action which requires the consent of, or permits the direction by, the Owners under this Agreement, must be approved or directed by a majority of the Owners.

     5.04. Tax Matters Partner. The Tax Matters Partner (as defined in Section 6231 of the Code) of the Trust shall be Medallion Funding or such other Person as the Board of Managers shall appoint, and notice of any such appointment shall be given in writing to the Owner Trustee and the Board of Managers. Each Owner shall give prompt notice to the other Owners upon receipt of advice that the Service intends to examine or audit any income tax returns of the Trust. The Tax Matters Partner shall promptly notify the Board of Managers of the commencement of any administrative or judicial or similar proceedings involving the tax treatment of items of Trust income, loss, deductions and credits, and shall further keep the Board of Managers fully informed of all material developments involved in such proceedings.

     Nothing in this Section 5.04 shall limit the ability of the Owners to take any action in their individual capacity relating to tax audit matters that are left to the determination of an individual Owner under Sections 6222-6232 of the Code.

     The Tax Matters Partner, at the expense of the Trust, shall cause to be prepared by a preparer approved by the Board of Managers all Federal, state and local income tax returns and other returns or statements required of the Trust by applicable law and upon the approval of such returns or statements by the Board of Managers, the Tax Matters Partner shall timely file such returns or statements. The Tax Matters Partner shall not have any liability for acts of any agent in connection with such returns and statements. The Trust shall, in accordance with applicable federal or state laws or regulations, claim all deductions and make such elections for Federal or state income tax purposes which the Board of Managers reasonably believes will produce the most favorable tax results for the Owners. In addition, the Tax Matters Partner shall be responsible for the maintenance of Capital Accounts under Section 3.02.

     The Tax Matters Partner shall (i) cause to be prepared and delivered to each Owner such financial statements of the Trust, and other reports or information, as are necessary to enable each Owner to prepare such Owner's state and federal income tax returns, (ii) until such time as the Tax Matters Partner has received the written unanimous consent of the Board of Managers concerning any change in the tax classification of the Trust, file or cause to be filed tax returns as a partnership for federal, state and local income tax purposes, and
(iii) cause to be mailed to an Owner copies of any or all of such tax returns of the Trust when requested to do so by such Owner.

     The Tax Matters Partner shall not be required to take any action or incur any expenses for the prosecution of any administrative or judicial remedies in its capacity as Tax Matters Partner unless the Tax Matters Partner is satisfied that the Trust will bear any and all such expenses. As long as the Tax Matters Partner is not grossly negligent or does not act in bad faith, or if the Tax Matters Partner acts pursuant to instructions of or approved by the Board of Managers, the Trust shall indemnify and hold harmless the Tax Matters Partner from and against any and all liabilities incurred by the Tax Matters Partner in connection with any activities or undertakings taken by it in its capacity as Tax Matters Partner. Any Owner that enters into a settlement or closing agreement with the Service or state or local tax authority in respect of any Trust item shall notify the Tax Matters Partner of such agreement and its terms within ten days of the execution of such agreement.

     With respect to the making of distributions and other tax and accounting matters, the Owner Trustee shall be entitled to rely upon, and shall have no liability for relying upon, the instructions of or information supplied by the Tax Matters Partner without any obligation to verify the information in such instructions.

     5.05. Books and Records; Financial Reports

        (a) At all times during the existence of the Trust, the Treasurer shall maintain, or cause to be maintained, full and true books of account, which shall reflect all Trust transactions and be appropriate and adequate for the Trust's business. Such books of account shall be maintained at the principal place of business of the Treasurer.

        (b) The Treasurer shall be entitled to full reimbursement for all reasonable costs and expenses, including, but not limited to, out-of-pocket expenses associated with maintenance of the books of account of the Trust. The amount of costs and expenses to be reimbursed pursuant to the preceding sentence shall be estimated each year by the Treasurer and communicated by the Treasurer to the Board of Managers prior to the incurrence of such costs and expenses. So long as the Treasurer is not grossly negligent or does not act in bad faith, or if the Treasurer acts pursuant to instructions of the Board of Managers, the Trust shall indemnify and hold harmless the Treasurer from and against any and all liabilities incurred by the Treasurer in connection with any activities or undertakings taken by it in its capacity as Treasurer.

        (c) The Treasurer shall deliver to Board of Managers, by the fifteenth day of the month immediately succeeding the month being reported upon, a balance sheet as of the end of each month and related financial statements for the month then ended, all of which shall be prepared in accordance with such accounting principles as the Treasurer shall determine are appropriately reflective of the transactions contemplated by this Agreement. If the Board of Managers so determines, the balance sheet as of the end of the Fiscal Year and related financial statements for the year then ended, shall be examined and reported upon, with an opinion expressed by, an independent public accountant engaged by the Trust and approved by the Board of Managers. The Treasurer shall not have any liability for acts of the independent public accountant appointed in accordance herewith in connection with such examination and report.

                                  ARTICLE VI.
                    INVESTMENT AND APPLICATION OF TRUST FUNDS

     6.01. Investment of Trust Funds. Unless otherwise directed in writing by the Board of Managers, proceeds of the Trust Property received by the Owner Trustee more than one day prior to a Distribution Date may be invested by the Treasurer at the written direction of the Board of Managers in investments purchased through and held by such entity as instructed by the Board of Managers, maturing not later than such Distribution Date. In the event that the Treasurer does not receive such direction by the close of business on the day preceding the day on which such proceeds are received by the Treasurer, the Treasurer may invest such proceeds in Designated Investments purchased through and held by such entity as instructed by the Board of Managers, maturing not later than the next succeeding Distribution Date.

     6.02. Distributions.

        (a) Any portion of the Trust Property shall, subject to the terms and provisions of the Basic Documents, be distributed as follows:

                (i) first, on each Distribution Date to pay reasonable and necessary operating expenses of the Trust, including the payment of any amounts owing to the Owner Trustee under this Agreement; and

                (ii) second, in such amounts, from time to time, as shall be determined by the Board of Managers on each Distribution Date or any other date selected by the Board of Managers, to the Owners based on their respective Ownership Percentages as reflected in the register maintained by the Owner Trustee pursuant to Section 4.02 hereof as of the close of business on the Business Day immediately preceding the Distribution Date or such other date; provided, however, if the Board of Managers through an Officer has instructed the Treasurer to retain such funds, then the retained funds shall thereafter be applied according to the further written instructions of the Board of Managers. The Bank shall not be liable for any amounts payable pursuant to this Section 6.02 and, except as specifically provided in Section 6.05 hereof and the third sentence of Section 10.01 hereof, is not subject to any liability under this Agreement.

        (b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section 6.02. The Treasurer is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Treasurer, at the direction of the Board of Managers, or the Tax Matters Partner from contesting any such tax in appropriate proceedings, and shall not prevent the Treasurer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Treasurer may in its sole discretion withhold such amounts in accordance with this paragraph (b). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Treasurer shall reasonably cooperate with such Owner in making such claim so long as such Owner agrees to reimburse the Treasurer for any out-of-pocket expenses incurred. In the event that the Treasurer or the Trust is liable for any failure to withhold in respect of a distribution to an Owner, then such Owner shall indemnify the Treasurer or the Trust for any amount (including penalties and interest) paid by the Treasurer or the Trust in respect of such liability.

        (c) Any Owner which is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Owner becomes an Owner, (i) so notify the Treasurer and (ii) either (A) provide the Treasurer with Internal Revenue Service Form 1001, 4224 or W-8, as appropriate, or (B) notify the Treasurer that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest.

     6.03. Statements.

        (a) Distribution Date Statements. With each distribution to an Owner pursuant to Section 6.02 hereof, Treasurer shall deliver a statement to an Officer (a "Distribution

Date Statement") setting forth, for the period since the preceding Distribution Date (or since the execution and delivery of this Agreement in the case of the first Distribution Date):

                (i) the amounts received by the Trust with respect to the Trust Property;

                (ii) the amount of fees and expenses paid to the Owner Trustee since the preceding Distribution Date; and

                (iii) the amounts paid to Owners.

        (b) Officer Reports. An Officer shall deliver copies of all remittance reports to the Owners and, if requested by an Owner, shall provide analysis and consolidation of such reports in such form as such Owner may request.

     6.04. Method of Payment. All amounts payable to an Owner pursuant to this Agreement shall be paid by the Treasurer to such Owner, as the Owner elects (and so instructs the Treasurer) from time to time, by check payable to such Owner in next day funds, mailed first class to the address of such Owner appearing on the register maintained pursuant to Section 4.02(a) hereof, or by credit in immediately available funds to an account maintained by such Owner with the Treasurer or by wire transfer in immediately available funds to a banking institution with bank wire transfer facilities for the account of such Owner. The Treasurer may require an Owner to pay any wire transfer fees incurred in connection with any wire transfer made to such Owner and may collect such fees by deducting them from the amount so transferred.

     6.05. No Segregation of Moneys; No Interest. Moneys received by the Treasurer hereunder need not be segregated in any manner except to the extent required by law or as otherwise provided herein and may be deposited under such general conditions as may be prescribed by law, and neither the Owner Trustee nor the Bank shall be liable for any interest thereon (unless such funds are invested in interest-bearing investments of the Bank).

     6.06. Distributions Upon Termination of Trust. Upon the dissolution, winding up and termination of the Trust (or such other date as established by the Board of Managers), the Trust Property or the cash proceeds therefrom shall be distributed in the following order of priority:

        (a) First, to creditors, including the Lender and Owner Trustee, to the extent otherwise permitted by law, in satisfaction of liabilities of the Trust (whether by payment or by making of reasonable provision for payment) other than liabilities for distributions to Owners on account of their respective interests in the Trust, and in the setting up of such reserves as the Board of Managers may reasonably deem necessary or appropriate for any contingent, conditional or unmatured liabilities or obligations of the Trust, and when all such liabilities are satisfied, the balance of such reserves, if any, shall be distributed as hereinafter provided;

        (b) Second, to any Owners who are creditors; and

        (c) Third, to the Owners in accordance with and to the extent of their respective Capital Account balances after taking into account the allocation of all Net Profits,

Net Loss, Gross Income and Gross Deduction pursuant to this Agreement for the Fiscal Year in which the Trust is terminated; provided, however, that if at the time of termination there shall be one Owner, then any amount remaining after
Section 6.06(a) shall be distributed to such Owner.

        (d) If, after giving effect to the allocations of Net Profits, Net Loss, Gross Income, Gross Deduction or credit under Article III and all contributions and distributions for all taxable years, any Owner shall have a deficit balance in such Owner's Capital Account, such Owner shall have no obligation to restore such deficit balance, or to make any contribution to the capital of the Trust by reason thereof, and such deficit balance shall under no circumstances be considered a liability owed to the Trust.

                                  ARTICLE VII.
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR

     7.01. Title to Trust Property.

        (a) The Depositor hereby represents and warrants to the Owner Trustee on behalf of the Trust that upon the transfer of the Trust Property conveyed by such Depositor to the Trust, such Depositor will have conveyed to the Trust good title to such Trust Property, free and clear of any lien, encumbrance or defect created by and relating to the Depositor, except as may be disclosed in the Loan Sale and Contribution Agreement.

        (b) Subject to the Loan and Security Agreement and the Custodial Agreement, legal title to all the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

        (c) The Owners shall not have legal title to any part of the Trust Property. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Property.

     7.02. Binding Effect. The Depositor hereby represents and warrants to the Owner Trustee and the Bank that (i) the Depositor is a company organized under the laws of the State of New York, validly existing and in good standing under the laws of the State of New York and (ii) this Agreement has been duly and validly authorized, executed and delivered by, and constitutes a valid and legally binding agreement of, such Depositor and is enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     7.03. Trust Certificates. The Depositor hereby represents and warrants to the Owner Trustee that such Depositor acquired its Trust Certificate under the Original Trust Agreement for its own account as principal and not with a view to the distribution thereof in whole or in part.

     7.04. Investment Company. The Depositor hereby represents and warrants to the Owner Trustee that the Trust will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     7.05. Bankruptcy Action. Each of the Depositor and the Owner Trustee hereby covenants that for so long as any amounts remain outstanding under the Loan and the lien of the Loan and Security Agreement has not been released, it shall not instruct or authorize the Trust to take any Bankruptcy Action with respect to the Trust.

                                 ARTICLE VIII.
                   REPRESENTATIONS AND WARRANTIES OF THE BANK

     8.01. Good Standing. The Bank represents and warrants to the Depositor, for the benefit of the Owners, that the Bank is a national banking association organized under the National Bank Act, as amended (12 U.S.C. ss. 21 et. seq.), validly existing and in good standing under the laws of all jurisdictions in which it conducts business and has all powers and all material governmental licenses, authorizations, consents and approvals required under the National Bank Act and the laws of the jurisdictions in which it conducts its business, to carry on its trust business as now conducted.

     8.02. Binding Effect. The Bank represents and warrants to the Depositor, for the benefit of the Owners, that the execution, delivery and performance by the Bank of this Agreement and the issuance of the Trust Certificates by the Owner Trustee on behalf of the Trust pursuant to the Original Trust Agreement and after the date hereof, if applicable, pursuant to this Agreement are within the power of the Bank and have been duly authorized by all necessary action on the part of the Bank (no action by its shareholders being required), and this Agreement constitutes the valid and legally binding agreement of the Bank, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and such actions do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on the Bank, (ii) violate, contravene or constitute a default under any provision of the articles of association or by-laws of the Bank or of any material agreement or instrument binding on the Bank, or (iii) result in the creation or imposition of any lien attributable to the Bank on the Trust Property except as contemplated by this Agreement.

     8.03. Consents and Approvals. The Bank represents and warrants to the Depositor, for the benefit of the Owners, that no consent, approval, authorization, or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under Delaware law or federal law governing the banking and trust powers of the Bank in connection with the execution, delivery and performance by the Bank, in its individual capacity, of this Agreement other than the filing of the certificate of trust under the Act, which was previously filed on even date with the entering into of the Original Trust Agreement.

                                  ARTICLE IX.
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     9.01. General Authority.

        (a) The Owner Trustee is authorized to take all actions required to be taken by it pursuant to the terms of this Agreement. The Owner Trustee is further authorized to take such further actions as are permitted but not required under this Agreement as the Owners or the Board of Managers may direct pursuant to Article V hereof.

        (b) The Owner Trustee is authorized and directed to execute and deliver and is authorized to perform on behalf of the Trust such agreements to which the Trust is a party as shall be specified in writing by the Board of Managers through an Officer; provided, however, the Owner Trustee shall not be responsible or liable for monitoring or ensuring the compliance of the Trust with its obligations, representations, warranties or agreements under the foregoing documents. In connection with the execution and delivery of such specified documents, the Owner Trustee is authorized to grant, upon the request of the Board of Managers through an Officer, a power of attorney to one or more individuals designated by the Board of Managers for such purpose.

     9.02. General Duties. Subject to Section 5.01 hereof, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement, strictly in accordance with the provisions of this Agreement.

     9.03. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any liability, duty or obligation to manage, inspect, insure, make any payment with respect to, register, record, sell, dispose of, create, maintain or perfect title or a security interest in, or otherwise deal with the Trust Property, prepare, file or record any document or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement or in any written instruction received by the Owner Trustee pursuant to Article V hereof; and no implied powers, duties or obligations shall be read into this Agreement against the Owner Trustee. The Bank nevertheless agrees that it will, at its own cost and expense, promptly take all such action as may be necessary to discharge any liens on any part of the Trust Property which result from actions by, or claims against, the Bank that are not related to the ownership of the Trust Property or the transactions contemplated hereby.

     9.04. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, and (ii) in accordance with the express terms hereof or with any instruction delivered to the Owner Trustee pursuant to Article V hereof.

                                   ARTICLE X.
                          CONCERNING THE OWNER TRUSTEE

     10.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trust hereby created and continued and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Property upon the terms of this Agreement. The Bank shall not be answerable or accountable under any circumstances, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Article VIII hereof expressly made by the Bank, (iii) for liabilities arising from the failure by the Bank to perform obligations expressly undertaken by it pursuant to the last sentence of Section 9.03 hereof, or (iv) for taxes, fees or other charges based on or measured by any fees, commissions or compensation received by the Owner Trustee in connection with any of the transactions contemplated by this Agreement. In particular, but not by way of limitation:

        (a) The Bank shall not be liable for any judgment made in good faith by a responsible officer of the Owner Trustee;

        (b) The Bank shall not be liable with respect to any action taken or omitted to be taken by the Owner Trustee in good faith in accordance with the instructions of the Owners, the Board of Managers or Officers rendered pursuant to this Agreement;

        (c) No provision of this Agreement shall require the Bank to expend or risk funds or otherwise incur any financial liability in the performance of any of its or the Owner Trustee's rights or powers hereunder, if the Bank shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

        (d) The Bank shall not be responsible for or in respect of the sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any Trust Property, and the Bank shall in no event assume or incur any liability, duty or obligation to the Depositor or to any Owner, other than as expressly provided for herein; and

        (e) The Bank shall not be liable for any representation, warranty, debt, agreement or other obligation of the Trust.

     10.02. Reliance; Advice of Counsel. The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     10.03. Agents. In the exercise of its duties hereunder, the Owner Trustee
(i) may act directly or, at the reasonable expense of the Trust, through agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care; and (ii) may, at the reasonable expense of the Trust, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

     10.04. Doing Business. Notwithstanding anything contained herein to the contrary, neither the Bank nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence as of the date hereof other than the State of Delaware becoming payable by the Bank; or (iii) subject the Bank to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Bank or the Owner Trustee, as the case may be, contemplated hereby.

     10.05. Not Acting in Individual Capacity. Except as provided in this
Article X, in accepting the trust hereby created the Bank acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust for payment or satisfaction thereof.

                                  ARTICLE XI.
                          COMPENSATION OF OWNER TRUSTEE

     11.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder the fees set forth on the Fee Schedule attached hereto as Exhibit C, and the Owner Trustee shall be entitled to be reimbursed for its reasonable expenses hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and duties hereunder. Such fees shall be paid by the Owners or in accordance with Section 6.02(a) hereof.

     11.02. Indemnification.

        (a) The Owner shall indemnify, protect, save and hold the Owner Trustee harmless against, any and all loss, liability, obligation, damage, claim, penalty, tax (excluding any taxes on the Owner Trustee on, or measured by, any compensation received by the Owner Trustee) or expense of any kind or nature whatsoever arising out of or in connection with the creation, acceptance, operation or administration of this Trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its rights, powers or duties hereunder (each of the foregoing, a "Claim"); provided, however, the Owner shall not be required to indemnify, protect, save and hold the Owner Trustee harmless from any Claim (or portion thereof) resulting from gross negligence or bad faith on its part. Upon the Owner Trustee becoming aware of the occurrence of an event that results in any loss, liability or expense to the Owner Trustee, the Owner Trustee shall promptly send written notice thereof to the Managers. The indemnity contained in this Section 11.02 shall survive the termination of this Trust Agreement.

        (b) The indemnities set forth in this Section 11.02 shall be in addition to any other rights the Owner Trustee may have. The indemnities and obligations contained herein shall survive the termination of the Trust, any disposition by the Owner Trustee of its interests in the Trust Property or any other event.

        (c) For purposes of this Section 11.02, the following term shall have the following meaning:

     "Expenses" means the amounts described in paragraphs (a) and (b) of this
Section 11.02 for which the Owners have indemnified the Owner Trustee.

     11.03. Payments to the Owner Trustee or the Bank. Any amounts paid to the Owner Trustee or the Bank pursuant to this Article XI shall be deemed not to be a part of the Trust Property immediately after such payment.

                                  ARTICLE XII.
                         TERMINATION OF TRUST AGREEMENT

     12.01. Trust Termination.

        (a) This Agreement shall terminate and the Trust created and continued hereby shall wind up, dissolve and terminate and the Trust Property shall be distributed to the Owners in accordance with Section 6.06 hereof, and this Agreement shall be of no further force or effect, upon the sale or other final disposition of the Trust Property pursuant to the instruction of the Board of Managers and the final distribution of all moneys or other property or proceeds of the Trust. Upon the termination of the Trust and the completion of the winding up of the Trust's affairs, the Owner Trustee shall file a certificate of cancellation pursuant to Section 3810 of the Act.

        (b) The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, nor
(y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

        (c) Notwithstanding anything to the contrary in this Agreement, this Agreement shall not terminate and cannot be revoked and the trust created hereby shall not wind up, dissolve, liquidate or terminate for so long as any amounts remain outstanding under the Loan and the lien of the Loan and Security Agreement has not been released.

        (d) Except as provided in this Section 12.01, none of the Depositor or any Owner shall be entitled to revoke or terminate the Trust.

                                 ARTICLE XIII.
                SUCCESSOR OWNER TRUSTEES AND ADDITIONAL TRUSTEES

     13.01. Resignation of Owner Trustee; Appointment of Successor.

        (a) The Owner Trustee may resign at any time by giving at least 60 days' prior written notice to the Board of Managers, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 13.01(b) hereof approved by the Board of Managers. In addition, the Board of Managers may at any time remove the Owner Trustee without cause by an instrument in writing delivered to the Owner Trustee, such removal to be effective upon the acceptance of appointment by a successor Owner Trustee under Section 13.01(b) hereof approved by the Board of Managers. In case of the resignation or removal of the Owner Trustee, the Board of Managers shall use its best efforts promptly to appoint a successor Owner Trustee by an instrument signed by the Board of Managers. If a successor Owner Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, each of the Owners shall appoint a Person to act as trustee and to be a member of the board of trustees, in which case all references herein to the "Owner Trustee" shall be deemed to refer to the board of trustees. At all times, at least one trustee serving on such board of trustees shall be a resident of the State of Delaware. To the extent that the board of trustees is required to take action with respect to matters concerning the Trust, the board of trustees shall act by majority vote, with each member of the board having voting rights in proportion to the Ownership Percentage of the Owner appointing such member.

        (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee and Board of Managers an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held or subsequently received by such predecessor Owner Trustee upon the trusts herein expressed.

        (c) Notwithstanding anything herein to the contrary, the Trust shall at all times have at least one trustee which meets the requirements of Section 3807(a) of the Act.

        (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred shall, subject to the terms of
Section 13.01(c) hereof, be the Owner Trustee under this Agreement without further action.

     13.02. Appointment of Additional Trustees.

        (a) At any time or times for the purpose of meeting any legal requirements of any jurisdiction in which any of the Trust Property may at the time be located, or if the Owner Trustee otherwise deems such appointment necessary for its own protection, the Board of Managers and the Owner Trustee shall have the power to appoint one or more individuals or corporations either to act as co-trustee, or co-trustees, jointly with the Owner Trustee of all or any part of the Trust Property or to act as separate trustee or separate trustees of all or any part of the Trust Property and to vest in such Person or Persons, in such capacity, such title to the Trust Property or any part thereof, and such rights, powers, duties, trusts or obligations as the Owner Trustee may consider necessary or desirable, subject to the other provisions of this Section 13.02.

        (b) Unless otherwise provided in the instrument appointing such co-trustee or separate trustee, every co-trustee or separate trustee shall, to the extent permitted by law, be appointed subject to the following terms, namely:

                (i) All rights, powers, trusts, duties and obligations by this Agreement conferred upon the Owner Trustee in respect of the custody, control or management of moneys, papers, securities and other personal property, shall be exercised solely by the Owner Trustee;

                (ii) All rights, powers, trusts, duties and obligations conferred or imposed upon the trustees shall be conferred or imposed upon and exercised or performed by the Owner Trustee, or by the Owner Trustee and such co-trustee or co-trustees, or separate trustee or separate trustees jointly, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such act or acts shall be performed by such co-trustee or co-trustees or separate trustee or separate trustees;

                (iii) Any request in writing by the Owner Trustee to any co-trustee or separate trustee to take or to refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-trustee or separate trustee;

                (iv) Any co-trustee or separate trustee to the extent permitted by law may delegate to the Owner Trustee the exercise of any right, power, trust, duty or obligation, discretionary or otherwise;

                (v) The Owner Trustee at any time, by an instrument in writing and at the written direction of the Board of Managers, may accept the resignation of, or remove, any co-trustee or separate trustee appointed under this Section 13.02. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this
     Section 13.02;

                (vi) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

                (vii) Any demand, request, direction, appointment, removal, notice, consent, waiver or other action in writing executed by the Board of Managers and delivered to the Owner Trustee shall be deemed to have been delivered to each such co-trustee or separate trustee; and

                (viii) Any moneys, papers, securities or other items of personal property received by any such co-trustee or separate trustee hereunder shall forthwith, so far as may be permitted by law, be turned over to the Owner Trustee to be held pursuant to the terms hereof.

        (c) Upon the acceptance in writing of such appointment by any such co-trustee or separate trustee, it or he shall be vested with the estate, right, title and interest in the Trust Property, or portion thereof, and with such rights, powers, duties, trusts or obligations, jointly or separately with the Owner Trustee, all as shall be specified in the instrument of appointment, subject to all the terms hereof. A copy of every such written acceptance shall be filed with the Owner Trustee.

        (d) In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the estate, right, title and interest in the Trust Property and all rights, powers, trusts, duties and obligations of said co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Owner Trustee unless and until a successor co-trustee or separate trustee shall be appointed pursuant to this Section 13.02.

                                  ARTICLE XIV.
                                  MISCELLANEOUS

     14.01. Supplements and Amendments. (a) This Agreement may be amended, and compliance with any provisions of this Agreement may be waived, only by a written instrument signed by the Owner Trustee at the time of such amendment; provided, however, that if any such amendment or waiver would have a material adverse effect on any Owner, such amendment or waiver will require the consent of any Owner so affected. Furthermore, if in the reasonable opinion of the Owner Trustee any instrument required to be executed adversely affects any right, duty or liability of, or immunity or indemnity in favor of, the Owner Trustee under this Agreement or any of the documents contemplated hereby to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter documents or by-laws of the Owner Trustee or any document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument.

        (b) Notwithstanding anything to the contrary in this Agreement, for so long as any amounts remain outstanding under the Loan and the lien of the Loan and Security Agreement has not been released, this Agreement may not be amended without the written consent of Lender.

     14.02. No Legal Title to Trust Property in Owners. The Owners shall not have legal title to any part of the Trust Property and shall only be entitled to receive distributions with respect to their Ownership Interest therein pursuant to Sections 6.02 and 6.06 hereof. No transfer, by operation of law or otherwise (other than as set forth in Article XII hereof), of any right, title and interest of any Owner in and to its Ownership Interest in the Trust Property hereunder shall operate to terminate this Agreement or the Trust or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

     14.03. Limitations on Rights of Others. Nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the Bank, the Owner Trustee, the Depositor, the Owners and the Lender any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     14.04. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand, mailed by certified mail, postage prepaid, delivered by overnight courier, charges prepaid, or by facsimile transmission (to be followed in writing by one of the foregoing methods) addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto in accordance with this
Section:

          If to the Owner Trustee:

          Wachovia Trust Company, National Association
          One Rodney Square, First Floor, 920 King Street
          Wilmington, Delaware  19801
          Attention:  Corporate Trust Administration
          Facsimile:  (302) 888-7544

          If to an Owner, addressed to such Owner at the address set forth for such Owner in the register maintained by the Owner Trustee.

          If to Medallion Funding Corp.:

          Medallion Funding Corp.
          437 Madison Avenue
          New York, New York 10022
          Attention:  Andrew Murstein, President
          Facsimile:  (212) 328-2121

     Whenever any notice in writing is required to be given hereunder, such notice shall be deemed given and such requirement satisfied when such notice is hand delivered, mailed by certified mail, postage prepaid, delivered to an overnight courier service, charges prepaid or sent by facsimile and electronically confirmed, in each case addressed as provided above.

     14.05. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     14.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee. the Bank, the Depositor and each Owner and their respective successors and permitted assigns, and no other person except the Lender shall acquire or have any right under or by virtue of this Agreement, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     14.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     14.09. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (excluding conflict of law rules), including all matters of construction, validity and performance.

     14.10. Complete Agreement. This Agreement completely amends and restates the Original Trust Agreement in its entirety and constitutes the complete agreement between the parties with respect to the subject matter hereof and may not be modified except as provided herein.

     14.11. No Petition. The Owner Trustee, by entering into this Agreement, each Owner, by having previously accepted or, after the date hereof, by accepting a Trust Certificate and the Depositor by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law.

     14.12. Consent to Jurisdiction/Service of Process. Consent to Jurisdiction/Service of Process. Each party hereto (i) irrevocably submits to the non-exclusive jurisdiction of any Delaware State court or Federal court sitting in Wilmington, Delaware in any action arising out of this Agreement and
(ii) consents to the service of process by mail. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect his, her, or its, as the case may be, right to bring any action in any other court.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                            WACHOVIA TRUST COMPANY,
                               NATIONAL ASSOCIATION, in its
                               individual capacity but only to the limited extent expressly set forth herein and as Owner Trustee

                            By: /s/ Amy L. Martin
                                ----------------------------------------------
                                Name:  Amy L. Martin
                                Title: Assistant Vice President


                            MEDALLION FUNDING CORP.

                            By: /s/ Alvin Murstein
                                ----------------------------------------------
                                Name:   Alvin Murstein
                                Title:  Chief Executive Officer


                            By: /s/ Andrew Murstein
                                ----------------------------------------------
                                Name:   Andrew Murstein
                                Title:  President

                                                                     EXHIBIT A

                            FORM OF TRUST CERTIFICATE

     This Trust Certificate has not been registered under the Securities Act of 1933, as amended, and may not be sold, or offered for sale, unless registered pursuant to such Act or unless an exemption under such Act is available.

                           TAXI MEDALLION LOAN TRUST I

                                  (the "TRUST")

                                TRUST CERTIFICATE

                                       For
                                 Trust Agreement
                           dated as of August 2, 2002

Certificate No. ____                               Ownership Percentage:  100%

     Wachovia Trust Company, National Association, a national banking association, acting not in its individual capacity but solely as trustee under the trust agreement dated as of the date above written as the same may be amended and/or amended and restated from time to time, (the "Trust Agreement") with Medallion Funding Corp., as depositor, on behalf of the holders from time to time (each, an "Owner") of beneficial interests in the trust created thereby, hereby certifies that Medallion Funding Corp. is the owner of an undivided beneficial interest of the Ownership Percentage specified above in the Trust provided for and created by the Trust Agreement. This Trust Certificate is issued pursuant to and is entitled to the benefits of the Trust Agreement, and each Owner by acceptance hereof shall be bound by the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Owner hereof. The Owner Trustee may treat the person shown on the register maintained by the Owner Trustee pursuant to Section
4.02 of the Trust Agreement as the absolute Owner hereof for all purposes.

     Capitalized terms used herein without definition have the meanings ascribed to them in or by reference to the Trust Agreement.

     Transfer of this Trust Certificate is subject to certain restrictions and limitations set forth in the Trust Agreement. In the manner more fully set forth in, and as limited by, the Trust Agreement, this Trust Certificate may be transferred upon the books of the Owner Trustee by the registered Owner in person or by his attorney duly authorized in writing, upon surrender of this Trust Certificate to the Owner Trustee accompanied by a written instrument of transfer and with such signature, guarantees and evidence of authority of the persons signing the instrument of transfer as the Owner Trustee may reasonably require, whereupon the Owner Trustee shall issue in the name of the transferee or transferees a Trust Certificate or Trust Certificates evidencing the amount and extent of interest of the transferee or transferees.

     The Owner hereof, by its acceptance of this Trust Certificate, warrants and represents to the Owner Trustee and to the Owners of the other Trust Certificates issued under the Trust Agreement that (a) it is acquiring this Trust Certificate and the interest and participation in the Trust evidenced hereby for investment and not with a view to distribution or resale, but subject nevertheless to any requirement of law that disposition of its property shall at all times be within its control, (b) it has the full right, power and authority to perform its obligations as an Owner under the Trust Agreement, (c) the Trust Agreement does not, nor will the performance of the Owner's obligations thereunder, violate the provisions of (i) the articles of incorporation and by-laws of the Owner, or (ii) any indenture or other agreement to which it is a party or by which it may be bound, and (d) the Trust Agreement is the legal, valid and binding obligation of the Owner hereof, enforceable against the Owner hereof in accordance with its terms. The Owner hereof (i) shall be jointly and severally liable with the Owners of the other Trust Certificates issued under the Trust Agreement (with rights of contribution inter se in proportion to their Ownership Percentages) for all fees, expenses, taxes, indemnity payments and other charges of the Trust pursuant to the Trust Agreement and (ii) shall not transfer this Trust Certificate except in accordance with the Trust Agreement.

     IN WITNESS WHEREOF, the Owner Trustee, pursuant to the Trust Agreement, has caused this Trust Certificate to be issued as of August __, 2002.

                                   WACHOVIA TRUST COMPANY,
                                          NATIONAL ASSOCIATION
                                          not in its individual capacity but
                                          solely as Owner Trustee

                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                    EXHIBIT B


                      BYLAWS OF TAXI MEDALLION LOAN TRUST I

                                                                       EXHIBIT C


                                  FEE SCHEDULE

                             WACHOVIA TRUST COMPANY
                       DELAWARE BUSINESS TRUSTEE SERVICES
                             MEDALLION FUNDING CORP.
                           TAX MEDALLION LOAN TRUST I

I.     Initial Fee                                               $2,500

II.    Annual Administration Fee                                 $2,500

III.   Counsel Fee and Expenses                                  Billed @ Cost



The above mentioned fees are basic charges and do not include out-of-pocket expenses, which will be billed in addition to the regular charges as required. Out-of-pocket expenses shall include, but are not limited to: telephone tolls, stationary, travel expenses and postage expenses.

The Initial Fee and the Annual Administration Fee are payable at the closing of this transaction. Thereafter, the Annual Administration Fee and any out-of-pocket expenses will be billed on the anniversary date of the closing. Should our responsibilities differ from those of a Delaware Resident Trustee, we reserve the right to review this fee schedule.


                                      -2-